                                                                      Exhibit 21

                           RJR NABISCO HOLDINGS CORP.


                                                              Date of                       Place of
Name of Subsidiary                                         Incorporation                  Incorporation
------------------------------------------------------------------------------------------------------------
RJR Nabisco Holdings Corp.                                 Oct 25,  1988                    Delaware
RJR Nabisco, Inc.                                          Mar 04,  1970                    Delaware

ABCO (Poland) Sp. Zo.o                                     Sept 24, 1991                    Poland
Airco IHC, Inc.                                            Mar 22,  1989                    Delaware
AO ISMA (60%) **                                           Nov 09,  1992                    Russia
A/O Nabisco *                                              Aug 16,  1994                    Russia
AO3T Kabisco (90%) ***                                     Jul 05,  1994                    Kazakhstan
Arjay Equipment Corporation                                Nov 08,  1968                    Delaware
Arjay Holdings, Inc.                                       May 07,  1984                    Delaware
Arrimo Fomento Comercial Ltda. *                           Oct 27,  1987                    Brazil
Beech-Nut Life Savers (Panama) S.A.                        Jul 12,  1963                    Panama
Beijing Nabisco Food Company Ltd. (91.9%)                  Mar 16,  1995                    China
Bisco Services B.V.                                        Dec 22,  1988                    Netherlands
Bisco Services SA                                          Mar 01,  1998                    Switzerland
Camel Racing Inc.-Courses Camel Inc. **                    Jun 22,  1989                    Federal, Canada
Carnes y Conservas Espanolas, S.A. [CARCESA]               Dec 02,  1975                    Spain
Cartera e Inversiones S.A. *                               Mar 05,  1979                    Peru
CGM-Cooperation GmbH                                       Jan 15,  1990                    Germany
China-American Cigarette Company Limited (50%) ***         May 29,  1984                    China
Club Cigarettenfabrik GmbH                                 Aug 27,  1990                    Germany
Comercial Benut, S.A. de C.V. **                           Mar 16,  1977                    Mexico
Compania Venezolana de Conservas C.A. [COVENCO]            Jul 25,  1969                    Venezuela
Consiber, S.A.                                             Mar 31,  1979                    Spain
Covenco Holding C.A.                                       Nov 26,  1991                    Venezuela
Dely, S.A.                                                 Dec 18,  1960                    Guatemala
Distribuidora Pan Americana, S.A.                          Oct 22,  1974                    Panama
Eagle Collection (M) Sdn. Bhd.                             Nov 12,  1994                    Malaysia
Establecimiento Modelo Terrabusi S.A. (99.2%)              Dec 20,  1929                    Argentina
Exhold Limited *                                           Oct 03,  1989                    Liberia
Export "A" Inc.                                            Mar 31,  1989                    Canada
FHS LLC                                                    Apr 02,  1998                    Delaware
Fleischmann Corporation, The                               Nov 02,  1929                    Delaware
Fleischmann International, Inc.                            Nov 20,  1944                    Delaware
Fleischmann Peruana Inc.                                   Sep 01,  1939                    Delaware
Fleischmann Uruguaya S.A.                                  Mar 09,  1961                    Uruguay


    * Inactive                                                 Page 1
   ** In Liquidation                                           SUB-Curr
  *** Partnership/Joint Venture/Trust
 **** Nameholder                                               Revised 3/3/99



                           RJR NABISCO HOLDINGS CORP.

                                                              Date of                       Place of
Name of Subsidiary                                         Incorporation                  Incorporation
------------------------------------------------------------------------------------------------------------


Freezer Queen Foods (Canada) Limited                       Nov 03, 1967                    Ontario, Canada
Fulmer Corporation Limited                                 May 15, 1981                    Bahamas
Galletas Artiach, S.A.                                     Jul 23, 1932                    Spain
Galletas Fontaneda, S.A.                                   Mar 09, 1967                    Spain
Gelatinas Ecuatoriana S.A. (66.7%)                         Nov 21, 1978                    Ecuador
GEM: Global Event Management, Ltd.                         Jun 27, 1991                    England
GMB, Inc.                                                  May 09, 1996                    N. Carolina
Grupo Gamesa, S.A. de C.V. (1%)                            Jul 29, 1981                    Mexico
Hanover Servicing, Inc.                                    Apr 13, 1992                    Delaware
Haus Neuerburg GmbH **                                     Feb 25, 1977                    Germany
Hervin Company, The                                        May 28, 1965                    Oregon
Hervin Holdings, Inc.                                      Mar 29, 1988                    Delaware
Industria de Colores y Sabores S.A. *                      Jun 21, 1967                    Colombia
Industria de Laticinios Gloria Ltda. *                     Jan 18, 1978                    Brazil
Industria e Comercio de Produtos
  Alimenticios Cerqueirense Ltda.                          May 11, 1971                    Brazil
Industrias Alimenticias Maguary Ltda.                      May 07, 1953                    Brazil
Iracema Industrias de Caju Ltda                            Aug 08, 1978                    Brazil
Joshua Partners & Co.                                      Mar 08, 1996                    Cyprus
Jupiter Produtos Alimenticios Ltda.                        Mar 02, 1962                    Brazil
Knox Company, The                                          Dec 30, 1991                    New Jersey
Landers Centro Americana, Fabricantes de
  Molinos Marca "Corona", S.A. de C.V. (95%) **            Jan 09, 1979                    Honduras
Landers y Cia, S.A.                                        Oct 01, 1951                    Colombia
Leite Gloria do Nordeste S.A.                              May 16, 1968                    Brazil
Life Savers Manufacturing, Inc.                            Apr 21, 1976                    Delaware
Lowney Inc.                                                Jan 01, 1983                    Federal, Canada
Marbu, S.A.                                                Oct 26, 1967                    Spain
Merola Finance B.V. *                                      May 09, 1995                    Netherlands
MEX Holdings, Ltd.                                         Nov 27, 1991                    Delaware
Modi RJR Limited (50%) ***                                 Sep 24, 1993                    India
NABEC, S.A.                                                Nov 17, 1982                    Ecuador


    * Inactive                                                 Page 2
   ** In Liquidation                                           SUB-Curr
  *** Partnership/Joint Venture/Trust
 **** Nameholder                                               Revised 3/3/99



                           RJR NABISCO HOLDINGS CORP.

                                                              Date of                       Place of
Name of Subsidiary                                         Incorporation                  Incorporation
------------------------------------------------------------------------------------------------------------

Nabisco Arabia Co. Ltd. (75%) ***                          Jan 29,  1996                    Saudi Arabia
Nabisco Argentina S.A.                                     Mar 14,  1994                    Argentina
Nabisco Biscuit Manufacturing (Midwest), Inc.              Dec 21,  1988                    Delaware
Nabisco Biscuit Manufacturing (West), Inc.                 Dec 21,  1988                    Delaware
Nabisco Brands Company                                     Aug 01,  1995                    Delaware
Nabisco Brands Holdings Denmark Limited                    Apr 17,  1989                    Liberia
Nabisco Brands Nominees Limited *                          Aug 22,  1983                    England
Nabisco Brazil, Inc.                                       May 10,  1990                    Delaware
Nabisco Caribbean Export, Inc.                             Jun 13,  1984                    Delaware
Nabisco/Cetus Food Biotechnology
  Research Partnership (80%) ***                           Mar 01,  1984                    Delaware
Nabisco (China) Limited                                    Aug 29,  1995                    China
Nabisco Chongqing Food Company Ltd. *                      Mar 01,  1995                    China
Nabisco de Nicaragua, S.A. (60%)                           Dec 10,  1965                    Nicaragua
Nabisco Direct, Inc.                                       Aug 23,  1995                    Delaware
Nabisco Dominicana, S.A.                                   Dec 11,  1995                    Dom. Repub.
Nabisco England IHC, Inc.                                  Mar 29,  1989                    Delaware
Nabisco Enterprises IHC, Inc.                              Mar 22,  1989                    Delaware
Nabisco Europe, Middle East and Africa Trading, S.A.       Oct 28,  1992                    Spain
Nabisco Financing I, Inc.                                  July 13, 1998                    Delaware
Nabisco Financing II, Inc.                                 July 13, 1998                    Delaware
Nabisco Food (Suzhou) Co. Ltd.                             Mar 16,  1995                    China
Nabisco Group Ltd.                                         Jun 02,  1995                    Delaware
Nabisco Holdco, Inc.                                       July 13, 1998                    Delaware
Nabisco Holdings Corp. (80.7%)                             Apr 21,  1981                    Delaware
Nabisco Holdings IHC, Inc.                                 Mar 22,  1989                    Delaware
Nabisco Holdings I B.V.                                    May 03,  1996                    Netherlands
Nabisco Holdings II B.V.                                   May 28,  1996                    Netherlands
Nabisco Hong Kong Limited                                  Apr 12,  1994                    Hong Kong
Nabisco Iberia Lda.                                        Dec 23,  1916                    Portugal
Nabisco Iberia, S.L. (98.85%)                              Jul 15,  1993                    Spain
Nabisco, Inc.                                              Feb 03,  1898                    New Jersey
Nabisco, Inc. Foreign Sales Corporation                    Dec 17,  1991                    US Virgin Is.
Nabisco International, Inc.                                Jul 29,  1947                    Delaware
Nabisco International Limited                              Dec 11,  1987                    Nevada
Nabisco International Market Development Group, Inc.       Mar 22,  1989                    Delaware
Nabisco International M.E./Africa L.L.C. (49%)                   ?                          Dubai, U.A.E.
Nabisco International, S.A.                                Nov 26,  1953                    Panama
Nabisco Investments, Inc.                                  Mar 22,  1989                    Delaware


    * Inactive                                                 Page 3
   ** In Liquidation                                           SUB-Curr
  *** Partnership/Joint Venture/Trust
 **** Nameholder                                               Revised 3/3/99



                           RJR NABISCO HOLDINGS CORP.

                                                              Date of                       Place of
Name of Subsidiary                                         Incorporation                  Incorporation
------------------------------------------------------------------------------------------------------------

Nabisco (Jamaica) Limited                                  Jun 16,  1998                    Jamaica
Nabisco Korea Ltd.                                         Feb 10,  1998                    Korea
Nabisco Ltd-Nabisco Ltee                                   Jan 01,  1993                    Federal, Canada
Nabisco Music Publishers, Inc.                             Mar 24,  1986                    Delaware
Nabisco Music Ventures, Inc.                               Mar 24,  1986                    Delaware
Nabisco (New Zealand) Limited ****                         Mar 30,  1990                    New Zealand
Nabisco Overseas Financing, Inc.                           July 15, 1998                    Delaware
Nabisco Partnership ***                                    July 15, 1998                    Delaware
Nabisco Peru S.A.                                          Jan 28,  1972                    Peru
Nabisco Philippines, Inc.                                  Oct 14,  1997                    Philippines
Nabisco Preferred, Inc. (90%)                              July 15, 1998                    Delaware
Nabisco Royal Argentina LLC                                Sep 10,  1998                    Delaware
Nabisco Royal Chile Limitada                               Mar 22,  1978                    Chile
Nabisco Royal de Honduras, S.A.                            Jul 22,  1982                    Honduras
Nabisco Royal del Ecuador, S.A.                            Sep 16,  1977                    Ecuador
Nabisco Royal, Inc.                                        Sep 21,  1951                    New York
Nabisco Royal Panama, S.A.                                 Mar 07,  1979                    Panama
Nabisco S.A. de C.V. (99.5%)                               Jun 15,  1992                    Mexico
Nabisco, S.L. *                                            Jan 18,  1989                    Spain
Nabisco South Africa (Proprietary) Limited (49%)           Jan 02,  1945                    South Africa
Nabisco Taiwan Corporation                                 May 27,  1996                    Taiwan
Nabisco Technology Company                                 Dec 13,  1996                    Delaware
Nabisco (Thailand) Limited                                 Oct 01,  1997                    Thailand
Nabisco Trading AG                                         Aug 02,  1960                    Switzerland
Nabisco Tunisia S.A.                                       Jul 02,  1976                    Tunisia
Nabisco Venezuela, C.A.                                    Nov 26,  1991                    Venezuela
National Biscuit Company ****                              Jan 17,  1971                    Delaware
Northern Brands International, Inc.                        Dec 10,  1992                    Delaware
OAO Electronmash (60%)                                     Mar 31,  1997                    Russia
OOO RJR-Trading House                                      Jan 20,  1998                    Russia
Outdoor Traders International S.r.l. **                    Jan 17,  1991                    Italy
Planters & Biscuits Co.                                    Jan 01,  1997                    Russia
Posto Apolo Ltda.                                          Dec 05,  1984                    Brazil
Productos Confitados Salvavidas de Guatemala, S.A.         Jul 03,  1974                    Guatemala
Productos Mayco S.A.I.C.I.F.                               May 11,  1962                    Argentina
Produtos Alimenticios Fleischmann e Royal Ltda.            Nov 28,  1964                    Brazil
Produtos Alimenticios Pilar Ltda.                          Jun 23,  1934                    Brazil
Produtos Alimenticios Royal S.A.                           Jan 01,  1966                    Costa Rica
PT Nabisco Foods (70%) ***                                 Mar 21,  1995                    Indonesia


    * Inactive                                                 Page 4
   ** In Liquidation                                           SUB-Curr
  *** Partnership/Joint Venture/Trust
 **** Nameholder                                               Revised 3/3/99



                           RJR NABISCO HOLDINGS CORP.

                                                              Date of                       Place of
Name of Subsidiary                                         Incorporation                  Incorporation
------------------------------------------------------------------------------------------------------------

R. J. Reynolds Berhad (60%)                                Jan 29, 1970                    Malaysia
R. J. Reynolds (China) Limited                             Jun 27, 1997                    Hong Kong
R. J. Reynolds (Consults) Limited                          Feb 20, 1996                    Cyprus
R. J. Reynolds (Cyprus) Limited                            Feb 20, 1990                    Cyprus
R. J. Reynolds-Da Nang Tobacco Company Limited (70%) ***   Jan 24, 1995                    Vietnam
R. J. Reynolds Espana, S.L. (50%)                          Dec 16, 1992                    Spain
R. J. Reynolds Europe, Inc.                                Apr 24, 1992                    Delaware
R. J. Reynolds Finance S.A.                                Sep 17, 1982                    Switzerland
R. J. Reynolds Finland OY                                  Apr 27, 1994                    Finland
R. J. Reynolds Iberia, S.L.                                Nov 27, 1996                    Spain
R. J. Reynolds, Inc.                                       Oct 09, 1985                    Delaware
R. J. Reynolds International B.V.                          Oct 30, 1995                    Netherlands
R. J. Reynolds International Finance B.V.                  Jan 01, 1997                    Netherlands
R. J. Reynolds Italia S.r.l.                               Feb 09, 1989                    Italy
R. J. Reynolds/M.C. Tobacco Company, Limited (70%)         Jul 01, 1982                    Japan
R. J. Reynolds Overseas Finance Co. N.V.                   Oct 21, 1977                    Neth. Antilles
R. J. Reynolds (PRIVATE) Limited **                        Dec 28, 1994                    Pakistan
R. J. Reynolds Reklam Ve Pazarlama A.S.                    Mar 22, 1990                    Turkey
R. J. Reynolds Scandinavia A.B.                            Apr 12, 1969                    Sweden
R. J. Reynolds (SEA) Sdn. Bhd.                             Aug 29, 1992                    Malaysia
R. J. Reynolds (Slovakia) Spol. s.r.o. **                  Sep 20, 1993                    Slovak Republic
R. J. Reynolds (Thailand) Inc.                             Aug 06, 1992                    Delaware
R. J. Reynolds Tobacco A.G. Dagmersellen                   Mar 03, 1966                    Switzerland
R. J. Reynolds Tobacco B.V.                                Sep 24, 1973                    Netherlands
R. J. Reynolds Tobacco Baku (50%)                          Oct 17, 1996                    Azerbaijan
R. J. Reynolds Tobacco Co.                                 Aug 08, 1969                    Delaware
R. J. Reynolds Tobacco Company                             Apr 04, 1899                    New Jersey
R. J. Reynolds Tobacco Company (Hong Kong) Limited         Apr 07, 1970                    Hong Kong
R. J. Reynolds Tobacco Company, S.A.E.                     Apr 27, 1971                    Spain
R. J. Reynolds Tobacco Company Sdn. Bhd.                   Oct 10, 1973                    Malaysia
R. J. Reynolds Tobacco Company (Taiwan), Inc.              Apr 14, 1988                    Delaware
R. J. Reynolds Tobacco (Croatia) Ltd. **                   Dec 21, 1992                    Croatia
R. J. Reynolds Tobacco Foreign Sales Corporation           Dec 19, 1984                    US Virgin Is.
R. J. Reynolds Tobacco France S.A.                         Aug 21, 1976                    France
R. J. Reynolds Tobacco GmbH                                Nov 30, 1957                    Germany
R. J. Reynolds Tobacco Hellas A.E.B.E.                     Sep 24, 1981                    Greece
R. J. Reynolds Tobacco Holdings II B.V.                    Apr 17, 1985                    Holland
R. J. Reynolds Tobacco International B.V.                  Sep 02, 1963                    Netherlands
R. J. Reynolds Tobacco International (Hong Kong) Limited   Jul 28, 1987                    Hong Kong
R. J. Reynolds Tobacco International, Inc.                 Jan 12, 1976                    Delaware
R. J. Reynolds Tobacco International (Korea), Inc.         Jan 17, 1991                    Delaware
R. J. Reynolds Tobacco International (Mexico), Inc.        Jun 24, 1981                    Delaware
R. J. Reynolds Tobacco International OY **                 Jun 14, 1995                    Finland
R. J. Reynolds Tobacco International (Pty) Ltd.            Mar 30, 1998                    South Africa
R. J. Reynolds Tobacco International S.A.                  Nov 03, 1966                    Switzerland


    * Inactive                                                 Page 5
   ** In Liquidation                                           SUB-Curr
  *** Partnership/Joint Venture/Trust
 **** Nameholder                                               Revised 3/3/99



                           RJR NABISCO HOLDINGS CORP.

                                                              Date of                       Place of
Name of Subsidiary                                         Incorporation                  Incorporation
------------------------------------------------------------------------------------------------------------

R. J. Reynolds Tobacco-Kazakhstan (80%) ***                Jun 30,  1994                    Kazakhstan
R. J. Reynolds Tobacco-Kremenchuk (92.5%) ***              Jun 10,  1993                    Ukraine
R. J. Reynolds Tobacco (Kyiv) JSC                          Apr 09,  1993                    Ukraine
R. J. Reynolds Tobacco Limited *                           Jun 18,  1975                    New Zealand
R. J. Reynolds Tobacco Ltd                                 May 16,  1995                    Slovenia
R. J. Reynolds Tobacco Luxembourg S.A.                     Feb 07,  1997                    Luxembourg
R. J. Reynolds Tobacco-Lviv JSC (97.92%) ***               Oct 28,  1993                    Ukraine
R. J. Reynolds Tobacco (MAK) *                             Jul 25,  1994                    Macedonia
R. J. Reynolds Tobacco (Philippines), Inc.                 Apr 22,  1992                    Philippines
R. J. Reynolds Tobacco (Poland) Sp. Zo.o.                  Jan 07,  1991                    Poland
R. J. Reynolds Tobacco Processing (Romania) S.A.           Jul 06,  1993                    Romania
R. J. Reynolds Tobacco (Romania) SRL                       Jul 06,  1993                    Romania
R. J. Reynolds Tobacco (Senegal) Sarl                      Apr 01,  1995                    Senegal
R. J. Reynolds Tobacco Spol. s.r.o. **                     Apr 12,  1991                    Czech Republic
R. J. Reynolds Tobacco (UK) Limited                        Nov 18,  1980                    England
R. J. Reynolds Trading Company Sdn. Bhd.                   Nov 06,  1987                    Malaysia
R. J. Reynolds Tunisia                                     Mar 17,  1997                    Tunisia
R. J. Reynolds Tutun Sanayi A.S.                           Jan 21,  1993                    Turkey
R. J. Reynolds Verwaltungsgesellschaft mbH                 Feb 28,  1997                    Germany
Reyben Reinsurance Limited                                 Dec 22,  1998                    Ireland
Reynolds Manufacturing (Bulgaria) Ltd. (69%) **            Dec 29,  1993                    Bulgaria
Reynolds Manufacturing (Romania) S.A. (97%)                Jul 12,  1993                    Romania
Reynolds Technologies, Inc.                                Mar 01,  1994                    Delaware
Reytek Tutun Sanayi ve Ticaret AS                          Jun 10,  1986                    Turkey
Ritz Biscuit Company Limited ****                          Sep 28,  1989                    England
RJR-Armavirtabak, OAO (91.25%) ***                         Oct 24,  1994                    Russia
RJR Comercial Ltda. *                                      Aug 18,  1977                    Brazil
RJR Group, Inc., The                                       Dec 13,  1985                    Delaware
RJR Industries, Inc.                                       Dec 29,  1975                    Delaware
RJR Industries (U.K.) Limited **                           Jun 01,  1982                    England
RJR-Macdonald Inc.                                         Sep 12,  1978                    Federal, Canada
RJR-Macdonald Investments Inc. **                          June 21, 1996                    Federal, Canada
RJR Marketing and Sales                                    Dec 25,  1996                    Azerbaijan
RJR Marketing and Sales                                    Feb 25,  1997                    Lithuania
RJR Marketing and Sales JSC                                Feb 16,  1995                    Russia
RJR Mauritius Private Limited                              Sep 27,  1993                    Mauritius
RJR Merchandise Marketing Company                          Aug 22,  1994                    Delaware
RJR Nabisco China Limited                                  Dec 28,  1979                    Hong Kong
RJR Nabisco (Cyprus) Limited                               Mar 29,  1990                    Cyprus
RJR Nabisco Holdings Capital Trust I (3%) ***              Jun 20,  1995                    Delaware
RJR Nabisco Holdings Capital Trust II (3%) ***             Aug 06,  1998                    Delaware
RJR-Nabisco Industries, Inc.                               Dec 13,  1985                    Delaware
RJR Nabisco Securities Ltd.-Titres RJR Nabisco Ltee        Sep 28,  1987                    Federal, Canada


    * Inactive                                                 Page 6
   ** In Liquidation                                           SUB-Curr
  *** Partnership/Joint Venture/Trust
 **** Nameholder                                               Revised 3/3/99




                           RJR NABISCO HOLDINGS CORP.

                                                              Date of                       Place of
Name of Subsidiary                                         Incorporation                  Incorporation
------------------------------------------------------------------------------------------------------------

RJR PYOTR                                                  Jun 01,  1997                    Russia
RJR Realty Relocation Services, Inc.                       Nov 01,  1994                    N. Carolina
RJR Sales Co.                                              Feb 18,  1993                    Delaware
RJR Technical Company                                      May 16,  1991                    Delaware
RJR Tobacco Company, Inc.                                  Dec 30,  1982                    N. Carolina
RJR Tobacco Consolidated IHC, Inc.                         Mar 22,  1989                    Delaware
R.J.R. Tobacco International Holding B.V. [HOLDCO]         Nov 22,  1996                    Netherlands
RJR Tobacco Russia **                                      Dec 05,  1991                    Russia
RJR Tobacco Yelets, OAO (82%)                              Oct 26,  1994                    Russia
RJR Trade Promotion Company                                Feb 18,  1993                    Delaware
Royal Beech-Nut (Namibia) (PTY) Ltd. *                     Aug 08,  1989                    South Africa
Royal Holding C.A.                                         Nov 26,  1991                    Venezuela
Royal Productos Alimenticios, C.A.                         Jul 26,  1971                    Venezuela
Salem Cool Planet Sdn. Bhd. *                              Jul 13,  1996                    Malaysia
Salem Holidays Sdn. Bhd.                                   Oct 03,  1994                    Malaysia
Salem Power Station Sdn. Bhd.                              Sep 18,  1993                    Malaysia
Salvavidas S. de R.L. de C.V. **                           Mar 30,  1967                    Mexico
S. F. Imports, Inc.                                        May 26,  1994                    Delaware
SIA Marketing and Sales                                    June 18, 1998                    Latvia
Smoker's Connection, Inc., The                             Feb 18,  1993                    Delaware
Smooth Events Inc.-Les Evenements Veloutee Inc.            Jan 26,  1996                    Federal, Canada
Sports Marketing Enterprises, Inc. ****                    Apr 14,  1988                    N. Carolina
STAR Cooperation GmbH **                                   Jan 29,  1960                    Germany
Stella D'oro Biscuit Co., Inc.                             Jan 02,  1948                    New York
Tabandor S.A. (33.35%)                                     Feb 28,  1995                    Andorra
Tanzania Cigarette Company (51%) ***                       Jan 28,  1995                    Tanzania
Targacept, Inc.                                            Mar 07,  1997                    Delaware
Tevalca Holding C.A.                                       Nov 26,  1991                    Venezuela
TOO RJR-Petro (96.46%) ***                                 May 07,  1992                    Russia
Transapolo-Transportes Rodoviarios Apolo Ltda.             Oct 24,  1984                    Brazil
Transnational Services, Inc.                               Jan 06,  1988                    Delaware
20th Century Denmark Limited                               Mar 06,  1990                    Liberia
Vantage Arts Inc.-Arts Vantage Inc. **                     Jun 22,  1989                    Federal, Canada
West Indies Yeast Company Limited (72%)                    Nov 29,  1965                    Jamaica
Worldwide Brands, Inc.                                     Oct 18,  1983                    Delaware
Worldwide Brands Inc. Sdn. Bhd.                            Mar 30,  1991                    Malaysia
Worldwide Brands International (Hong Kong) Limited         Jan 19,  1988                    Hong Kong
Yili-Nabisco Biscuit & Food Company Limited (51%) ***      Jan 29,  1985                    China


TOTAL:   268



    * Inactive                                                 Page 7
   ** In Liquidation                                           SUB-Curr
  *** Partnership/Joint Venture/Trust
 **** Nameholder                                               Revised 3/3/99